UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2022

ENVIRO TECHNOLOGIES U.S., INC.
(Exact name of registrant as specified in its charter)

Florida	000-30454	82-0266517
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

408 State Hwy 135N, Kilgore, Texas	75662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 903-392-0948 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Enviro Technologies U.S., Inc. (the “Company”) originally filed on September 12, 2022 (the “Original 8-K”) is being filed to include the financial statements of Banner Midstream Corp (“Banner Midstream”) and combined pro forma financial information pursuant to Items 2.01 and 9.01 of Form 8-K. The Original 8-K was filed in connection with the Company’s acquisition of 100% of the issued and outstanding capital stock of Banner Midstream pursuant to the Share Exchange Agreement, as more particularly described in the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of Banner Midstream as of and for the fiscal years ended March 31, 2022 and 2021 are filed as Exhibit 99.1, and the unaudited condensed consolidated financial statements of Banner Midstream for the three months ended June 30, 2022 and 2021 are set forth in Exhibit 99.2, each of which is incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma combined financial information for the fiscal year ended March 31, 2022 and as of and for the three months ended June 30, 2022 is filed as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Audited Financial Statements of Banner Midstream Corp. as of and for the fiscal years ended March 31, 2022 and 2021
99.2	Unaudited Financial Statements of Banner Midstream Corp. as of and for the three months ended June 30, 2022 and 2021
99.3	Unaudited Combined Pro Forma Financial Information as of and for the fiscal year ended March 31, 2022 and 2021 and three months ended June 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRO TECHNOLOGIES U.S., INC.

Date: October 31, 2022	By:	/s/ Jimmy R. Galla
Jimmy R. Galla, Chief Executive Officer and Chief Financial Officer

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